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                                                                  EXHIBIT 10.9

MASTER FINANCE LEASE      ZIONS CREDIT CORPORATION          Lease No.  6942
                          P. O. Box 3954
                          Salt Lake City, Utah 84110-3954   Dated   May 8, 1995


ZIONS CREDIT CORPORATION (hereinafter "LESSOR"), a Utah corporation, with offices at 37 West 100 South, Salt Lake City, Utah and National Applied Computer Technologies (hereinafter "LESSEE") with offices at 744 South 400 East, Orem, UT 84058 in consideration of the mutual covenants and promises hereinafter set forth agree as follows:

1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor (for Commercial and Business purposes only) the property described and referred to in any Equipment Schedule or Schedules now or hereafter executed by the parties hereto (hereinafter "Equipment" or "Item of Equipment").

2. TERM, RENTAL. The lease term and rental payments are specified in said Equipment Schedule or Schedules. Lessee's obligation to make rental payments is unconditional and rental payments shall be paid without defense, offset, or counterclaim. The term shall commence on the date indicated on each Equipment Schedule or Schedules. All rents shall be paid at the office of Lessor in Salt Lake City or at such other place as Lessor may hereafter designate.

3. ADDITIONAL LEASING. Lessee and Lessor, from time to time, and by mutual consent, may lease other Equipment, subject to the terms and conditions contained in this Lease for such term and rental payments as may be agreed, by execution of a subsequent Equipment Schedule or Schedules, each of which shall become an amendment hereto and a part hereof.

4. OWNERSHIP. Title to the Equipment shall at all times remain in Lessor except as set forth in this Lease or Equipment Schedule or Schedules hereto. The Equipment is and shall remain personal property notwithstanding that the Equipment or any part thereof may be or hereafter become in any manner affixed to or attached to any real property or any building thereon. Lessor may require Lessee, at Lessee's expense, to affix and keep affixed in a prominent place on Equipment labels, plates, or other markings stating that the Equipment is owned by Lessor. Lessee agrees to keep the Equipment at the location set forth in said Equipment Schedule(s), and will notify Lessor promptly in writing of and prior to any change in the location of the Equipment within such State, but will not remove the Equipment from such State without the prior written consent of Lessor. Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on the Monthly Rental or on the possession, use, operation, control, or value of the Equipment, including, without limitation, state and local privilege or excise taxes, sales and use taxes, property taxes, and taxes or charges based on gross revenue, excluding taxes based on Lessor's net income. Lessor shall invoice Lessee for all such taxes and Lessee shall promptly remit to Lessor all such taxes and charges upon receipt of such invoice from Lessor. Lessee agrees to pay all penalties and interest resulting from its failure to timely remit such taxes to Lessor. Charges for penalties and interest shall be promptly paid by Lessee when invoiced by Lessor.

5.       DISCLAIMER, WARRANTIES, DEFECTS, SHIPPING CHARGES. Lessor warrants that during the term of this Lease, if no Event of Default has occurred, Lessee's use of the Equipment shall not be
                 interrupted by Lessor or anyone claiming solely through or under Lessor.  The warranty set forth in the preceding
                 sentence is in lieu of all other warranties of Lessor, whether written, oral, or implied; and Lessor shall not, by virtue
Initial Here     of having leased the Equipment or delivered any bill or bills of sale pursuant to this Lease, or for any other reason be deemed to have made, and Lessor hereby DISCLAIMS ANY
                 OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED,
                 AS TO ANY MATTER WHATSOEVER, WITHOUT LIMITATION.  The seller, method of shipment, make, model, specifications, performance capacities, and all other matters relating to the ordering,
____________     delivery, operation, and performance of each item of Equipment have been selected and determined by Lessee and Lessee agrees:

         (i) ALL EQUIPMENT IS LEASED IN AN "AS IS" CONDITION. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE EQUIPMENT IS WITH LESSEE. THIS DISCLAIMER AND WARRANTY AGREEMENT IS EXPRESSLY IN LIEU OF ANY AND ALL REPRESENTATIONS AND WARRANTIES EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR CONCERNING THE DESIGN OR CONDITION OF THE EQUIPMENT, WHETHER ARISING FROM STATUTE, COMMON LAW, CUSTOM, OR OTHERWISE. NO PERSON SHALL HAVE ANY AUTHORITY TO BIND LESSOR TO ANY REPRESENTATION OR WARRANTY OTHER THAN THIS DISCLAIMER AND WARRANTY. LESSOR SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE EQUIPMENT OR CAUSED BY ANY DEFECT, FAILURE, OR MALFUNCTION OF THE EQUIPMENT WHETHER A CLAIM FOR SUCH DAMAGE IS BASED UPON WARRANTY, CONTRACT, STRICT LIABILITY, NEGLIGENCE, OR OTHERWISE.

         (ii) TO INDEMNIFY AND SAVE LESSOR HARMLESS FROM ANY AND ALL LIABILITY ATTRIBUTABLE TO THE SELLER OF ANY ITEM OF EQUIPMENT.

         (iii) TO PAY ALL SHIPPING CHARGES AND OTHER EXPENSES INCURRED IN CONNECTION WITH THE SHIPMENT OF THE EQUIPMENT BY THE SELLER TO LESSEE AND TO BEAR ALL RISK OF LOSS THEREOF.

         (iv) LESSOR SHALL NOT BE LIABLE FOR AND LESSEE WILL BE LIABLE FOR LOSS OR DAMAGE OCCASIONED BY ANY CAUSE, CIRCUMSTANCE, OR EVENT OF WHATSOEVER NATURE, ARISING OUT OF THE ORDERING, MANUFACTURING, DELIVERY, OPERATION, OR PERFORMANCE OF THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO THE FACT THAT LESSOR HAS NOT INSPECTED THE EQUIPMENT. Nothing herein contained shall be construed to deprive the Lessee of whatever rights Lessee may have against parties other than the Lessor such as the supplier and the manufacturer of any Equipment and Lessee agrees to look solely to such third parties with respect to any and all claims concerning the Equipment. So long as Lessee is not in breach or default of this Lease, Lessee may pursue such claims for the mutual benefit of Lessor and Lessee.

6. LESSEE'S INSPECTION AND ACCEPTANCE. It shall be conclusively presumed upon execution of the delivery and acceptance notice that Lessee has irrevocably accepted Equipment, that it is in full compliance with the terms of this Lease, and that it is in good condition and repair.

7. LESSOR'S INSPECTION. Upon the request of Lessor, Lessee shall advise Lessor as to the location of each Item of Equipment and shall, at any reasonable time, make the Equipment available to Lessor for inspection at the place where it is ordinarily located, and shall make Lessee's records pertaining to the Equipment available to Lessor for inspection.

8. SUBLEASE AND ASSIGNMENT. Lessee will NOT SUBLET, LEND, OR OTHERWISE RELINQUISH POSSESSION OF THE EQUIPMENT OR ASSIGN this Lease or any of its rights hereunder without the prior written consent of Lessor. In no event shall any sublease, lending arrangement, or other relinquishment of possession of the Equipment, or any assignment by Lessee of this Lease or any of its rights hereunder, cause Lessee's obligations under this Lease to be discharged or diminished to any extent. Lessor may assign this Lease and all rights it has hereunder without Lessee's consent. Any such assignment by Lessor shall not materially change the Lessor's duty nor materially increase the burden or risk imposed on the Lessee under this Lease.

9. MAINTENANCE, USE, AND COMPLIANCE WITH LAWS. Lessee, at its own cost and expense shall repair and maintain Equipment so as to keep the Equipment in good operating condition, ordinary wear and tear excepted. The Equipment shall not be moved from the location(s) stated in the Equipment Schedule without the prior written consent of Lessor. Lessee may from time to time add parts or accessories to any Item of Equipment provided that such addition does not impair the value or utility of such Item of Equipment. Any parts or accessories added will be the property of Lessor. Lessee shall use the Equipment solely in the conduct of its business and shall use and maintain the Equipment in conformity with all governmental laws, ordinances, regulations, requirements, and rules and in accordance with general industry standards for the maintenance of the Equipment.

10. MORTGAGE, LIENS, ETC. Lessee will not directly or indirectly create, incur, assume, or suffer to exist any mortgage, security interest, pledge, lien, charge, encumbrance, or claim on or with respect to the Equipment, title thereto, or any interest therein (and Lessee will promptly, at its own expense, take such action as may be necessary to duly discharge any such mortgage, security interest, pledge, lien, charge, encumbrance, or claim) except (a) the respective rights of Lessor and Lessee as herein provided, (b) liens or encumbrances which result from claims against Lessor (other than liens and encumbrances arising from failure of Lessee to perform any of Lessee's obligations hereunder), (c) liens for taxes




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         either not yet due or being contested in good faith and by appropriate proceedings, (d) inchoate materialmen's, mechanics', workmen's, repairmen's, employee's, or other like liens arising in the ordinary course of business and not delinquent. The obligations of Lessee arising under this section shall continue in full force and effect, notwithstanding the expiration or termination of this Lease or Equipment Schedules hereto.

11. LOSS, DAMAGE, OR REPLACEMENT. In the event any Item of Equipment shall be lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for use, Lessee shall remain obligated under this Lease, and this Lease will continue in full force and effect. In such an event, Lessee may discharge its covenant to pay rent by paying to Lessor within 30 days of loss all rent plus all other sums due under this Lease, together with the termination value of such Equipment, which is the stated purchase amount as indicated in the applicable Equipment Schedule, less the amount of recovery, if any, actually received by Lessor from any insurance or otherwise resulting from such Equipment being lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for use. If any one or more of the events enumerated in the first sentence of this Section occur, or if any Item of Equipment is replaced, Lessee shall notify Lessor in writing immediately. If any Item of Equipment is damaged, but not beyond repair, Lessee, at its own cost and expense, shall repair such Item of Equipment so that it will be in the same or better condition as it was before the damage occurred. In the event that any Item of Equipment is replaced for any reason it must be with the prior written approval of Lessor and with comparable equipment in quality and workmanship to the original Equipment. All new Equipment replacing any original Item of Equipment shall become the property of Lessor and subject to this Lease and Equipment Schedule or Schedules hereto. Lessee agrees to execute any documentation required by Lessor to protect Lessor's ownership in the new Equipment. All costs of the new Equipment will be borne by Lessee and Lessee warrants to Lessor free and clear title to the new Equipment. In the event Lessor shall pay any part or all of the purchase price of any Item of Equipment prior to Lessee's inspection and acceptance as described in Section 6 hereof, the risk of loss for such Item of Equipment shall be with Lessee from the time of any such payment by Lessor.

12. INSURANCE. Lessee shall, at its own expense, maintain at all times from the time Lessee has an insurable interest, public liability, property damage, and physical damage insurance in amounts satisfactory to Lessor and with insurance companies protecting Lessor as an additional insured and loss payee thereunder, and providing for 30 day's written notice to Lessor before any policy shall be altered or canceled. Lessee shall deliver to Lessor evidence of such insurance coverage satisfactory to Lessor. Lessee covenants, warrants, and represents that Lessee will not do any act or voluntarily suffer any act to be done whereby any insurance required hereunder shall or may be suspended, impaired, or defeated and that Lessee in no circumstances will suffer or permit any Item of Equipment to be used or operated during any period under this Lease when Lessor may be at risk for the risks protected against by the above-described insurance without all said insurance being fully in effect. Lessee shall provide immediately to Lessor evidence of all insurance coverage obtained pursuant to this section. Lessee shall make and file timely all claims, and Lessee may, unless Lessee is then in default, settle and adjust all such claims. In the event of default Lessee hereby irrevocably authorizes Lessor to make, settle, and adjust claims under such policy or policies and to endorse the name of Lessee on any check or another item of payment for the proceeds thereof.

13. INDEMNITY. Lessee agrees and covenants to indemnify, protect, save harmless, and defend Lessor and its employees, officers, directors, agents, and servants from any and all claims, actions, suits, liabilities, damages, losses, costs, and expenses, including reasonable attorney's fees, incurred or asserted against Lessor in any way relating to, arising out of, or as the result of the manufacture, purchase, acceptance or rejection, ownership, delivery, lease, possession, use, condition, sales, return, or other disposition hereunder of the Equipment. The scope of this indemnity includes, but is not limited to, all claims based on negligence, whether of Lessor or another, breach of contract, breach of warranty, or strict liability.

14. SURRENDER. Upon the expiration or termination of this Lease, Lessee shall, at its own cost and expense, return Equipment unencumbered to Lessor at the address specified by Lessor, in the same condition as received, reasonable wear and tear excepted except as otherwise indicated in the Equipment Schedule or Schedules hereto. In the event that Lessee retains possession of the Equipment and with the consent of Lessor, after expiration of the Lease term, this Lease shall be deemed to be in effect on a month to month basis. Except as provided in this paragraph all terms and conditions of this Lease shall continue. Rent payment shall continue at the regular Lease rate set forth in the Equipment Schedule or Schedules pertaining to the Equipment retained by Lessee. Rent paid on a month to month basis shall not create any ownership rights in the Lessee in the Equipment. Lessee shall arrange and pay for any repairs necessary in order for the manufacturer or qualified maintenance organization to accept the Equipment under contract maintenance at the applicable standard rates.

15.      DEFAULT AND REMEDIES.

         (a) Time is of the essence and the following events shall constitute Events of Default:

                 (i) Lessee shall fail to make any Rent or other payment hereunder including payment of insurance, personal property taxes, other taxes, fees, claims, or assessments within 10 days after the same shall become due; or

                 (ii) Lessee shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under this Lease or any Equipment Schedules or amendments thereto; or

                 (iii) Lessee shall make any representation or warranty to Lessor under this Lease or any Equipment Schedules or amendments thereto, or furnish any document or certificate to Lessor in connection therewith that shall prove to be incorrect in any material respect at the time made; or

                 (iv) Lessee does not generally pay its debts as they become due, or shall admit in writing its inability to pay its debts; or shall make an assignment for benefit of creditors; or shall commence, or have commenced against it, any case, proceeding, or action seeking to have an order for relief entered on its behalf or against it as a debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any part of its property; or to take any action in contemplation of or to authorize any of the above actions; or

                 (v)      The occurrence of any event described in
                          (i),(ii),(iii), or (iv) with respect to any guarantor or other party liable to Lessor in the event of Lessee's nonpayment or nonperformance of this Lease, or any Equipment Schedules or amendments thereto; or

                 (vi) The breach, termination or adverse modification of any instrument, agreement, or document by which such guarantor or other party is liable to Lessor; or

                 (vii) Lessee shall fail to discharge any mortgage, security interest, pledge, lien, charge, encumbrance, or claim as defined in section 10.

                 (viii) Lessee is in default pursuant to the provisions of any other agreement by and between Lessor and Lessee or if Lessee or any Guarantor is in default, and any applicable cure period has expired, under any material agreement for the payment of money.

         (b) In the Event of Default, Lessor at its sole option shall have the right to exercise concurrently or separately any one or more of the following remedies, and without any election of remedies being deemed to have been made:

                 (i) With or without notice or demand, to declare the entire rental plus all other sums due provided for under this Lease and each and every Equipment Schedule hereto, plus the termination value of the Equipment as defined in Section 11 herein to be immediately due and payable;

                 (ii) With or without notice or demand and with or without legal process enter into the premises where any or all Items of Equipment may be located and take possession of and remove same. Any such taking of possession shall not constitute termination of this Lease as to any or all Items of Equipment unless Lessor expressly notifies Lessee in writing to that effect. In the event of entry and repossession, Lessee hereby expressly waives all rights to possession and all claims for damages or loss by reason of such entry and repossession;

                 (iii) Terminate this Lease and any Equipment Schedules or amendments thereto and retain as damages all rents or other amounts paid by Lessee;




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                 (iv)     Lessor may lease the Equipment to any third party,
                          upon such terms and conditions as Lessor shall determine, or may sell the equipment at private or public sale, at which sale Lessor may be the purchaser. In either of such events, there shall be due from Lessee and Lessee shall immediately pay to Lessor the total unpaid rental plus all other sums provided to be paid herein together with the termination value of the Equipment as defined in
                          Section 11 herein, less the net proceeds of the sale or re-lease, net proceeds being defined as follows:
                          The cost basis of the new lease to any third person or the purchase price at said sale, as the case may be, less all costs and expenses of Lessor in repossessing, holding, re-leasing, transporting, repairing, selling, or otherwise handling the Equipment.

                 (v) Proceed by appropriate action either at law or in equity or bankruptcy to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for breech thereof;

                 (vi) Pursue any other remedy available to Lessor at law or in equity.

         (c) In the Event of Default all amounts remaining unpaid shall accrue interest at the rate of twenty-one percent (21%) per annum both before and after judgment.

16. COLLECTION CHARGES, RIGHT OF SET-OFF. Should Lessee fail to pay when due any part of the rent herein reserved or any other sum required to be paid to Lessor by Lessee, Lessee shall pay to Lessor a reasonable late charge of five percent (5%) of all payments due, together with all other expenses necessarily incurred by reason of Lessee's default including reasonable attorney's fees in connection with any efforts by Lessor to recover possession of any of the Equipment or to enforce any of the terms and conditions or provisions hereof or to obtain damages for any breach hereof. Upon the occurrence of any Event of Default, Lessor is hereby authorized at any time and from time to time, without notice to Lessee (any such notice being expressly waived by Lessee) to set off and apply any and all deposits at any time held to any obligation of Lessee under this Lease and any Equipment Schedules hereto. In the event that this Lease or any Equipment Schedule or Schedules hereto are assigned by Lessor, the Assignee shall be entitled to the same rights of set off as Lessor for any and all deposits (general or special, time or demand, provisional of final) at any time held by Assignee against any obligations of Lessee.

17. ADDITIONAL FEES. In addition to the rent provided herein, Lessee agrees to pay to Lessor reasonable fees for preparation of documents, filing and/or recording fees, plus all other costs and expenses incurred by Lessor in negotiating, preparing, enforcing, or protecting Lessor's rights under this Lease or any Equipment schedules hereto, including but not limited to, all attorney's fees whether or not legal proceedings are instituted, all costs and expenses of obtaining abstracts and title reports, title insurance, appraisals, foreclosure reports, and all costs incurred in preserving, storing, or selling any Item of Equipment. Further, Lessor may charge a Lease Origination Fee which shall be disclosed to Lessee prior to the execution of this Lease, or any Equipment Schedules hereto.

18. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR. In the event that Lessee shall fail duly and promptly to perform any of its obligations under this Lease, or any Equipment Schedule hereto, Lessor may, at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving such default, and any amount paid for expenses or liability incurred by Lessor in such performance, together with interest thereon at a rate of twenty-one percent (21%) per annum, shall be payable by Lessee upon demand as additional rent for the leased Equipment.

19. NOTICES, REMEDIES, WAIVERS, SUCCESSORS. All notices relating hereto shall be delivered in person to an office of Lessor or Lessee or shall be mailed by United States mail postage prepaid to Lessor or Lessee at its respective address shown above or at any later address last known to the sender. All remedies of Lessor hereunder are cumulative and not alternative. A waiver of a default shall not be a waiver of any other subsequent default. This Lease shall be binding upon Lessor and Lessee and Lessee's heirs, executors, administrators, successors, and assigns and shall inure to the benefit of the successor and assigns of Lessor.

20.      ARBITRATION DISCLOSURES.

         (i) Arbitration is usually final and binding on the parties and subject to only very limited review by a court.

         (ii) The parties are waiving their right to litigate in court, including their right to a jury trial.

         (iii) Pre-arbitration discovery is generally more limited and different from court proceedings.

         (iv) Arbitrators' awards are not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

         (v) A panel of arbitrators might include an arbitrator who is or was affiliated with the banking industry.

ARBITRATION PROCEDURES:

(a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, AND including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

(b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

(c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

(d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo: Such legal action must be filed within thirty
         (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, and all other related costs.

(e) At the Bank's option, foreclosure under a deed of trust or mortgagee may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.





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(f)      Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. s 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

21. GOVERNING LAWS. This agreement shall be deemed to have been made and executed in UTAH regardless of the order in which the signatures of the parties shall be affixed hereto and shall be interpreted and the right and liabilities of the parties hereto determined in accordance with the laws of the State of UTAH except as may be provided in
         Section 20.

22. CONFLICT OF APPLICABLE LAW. If any provision of this Lease is contrary to, prohibited by, or deemed invalid under applicable laws or regulations of any jurisdiction in which it is sought to be enforced, than such provision shall be deemed inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof.

23. STATEMENTS. Lessee will furnish Lessor within 90 days after the close of each fiscal year of Lessee, a balance sheet and profit and loss statement as of the end of such year and quarterly financial statements, all prepared in accordance with generally accepted accounting principles, and such other information respecting the financial condition and operations of Lessee as Lessor may from time to time reasonably request.

24. UNIFORM COMMERCIAL CODE. At Lessor's request, Lessee shall execute and deliver to Lessor any document Lessor believes will protect Lessor's ownership interest in said Equipment under the Uniform Commercial Code as adopted by the State of Utah or any other state where Equipment is to be located. The execution and/or filing of any such document shall not alter the parties' respective interest in and rights to the Equipment. Without limiting the foregoing, Lessee hereby authorizes and irrevocably appoints Lessor as Lessee's attorney in fact, with full power of substitution, to execute and file any financing statement and other documents in all places where necessary to protect Lessor's interest in the Equipment.

25. LESSEE REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants as follows:

         (i) Lessee is a corporation, duly organized, validly existing, and in good standing under the laws of the state of its incorporation and in all jurisdictions where the leased equipment will be located or operated under the Lease.

         (ii) Lessee has all requisite power and authority to conduct its business, to own and lease its properties and to enter into and perform all of its obligations under the Lease.

         (iii) This Lease has been duly authorized by Lessee and constitutes the valid, legal, and binding obligation of Lessee and is enforceable in accordance with its terms.

         (iv) No event has occurred or is continuing which constitutes an event of default under the Lease. There is no action, suit, order, or proceeding pending or threatened against or affecting Lessee before or by any court, administrative agency or other governmental authority which brings into question the validity of the transaction contemplated by the Lease or which might materially impair the ability of Lessee to perform its obligations under the Lease.

         (v) Neither the execution and delivery by Lessee of the Lease, nor the compliance by Lessee with the provisions hereof, conflicts with or results in a breach of the provisions of the Articles of Incorporation, or bylaws of Lessee, or any applicable law, judgment, order, writ, injunction, decree, rule, or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which Lessee is bound, or constitutes or will constitute a default under any thereof.

26.      ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties and may not be changed, modified, terminated, or
                 discharged except in writing. There are no promises, terms, conditions, or obligations other than those contained herein;
                 and this Lease shall supersede all previous communications, representations, or agreements, either verbal or written,
Initial Here     between the parties hereto. This agreement is, and is intended to be a lease, and Lessee does not acquire hereby any right, title, or interest whatsoever, legal or equitable, in or to any of the Equipment or the proceeds of the sale of any
____________     Equipment, except its interest as a Lessee hereunder.



                                 By execution hereof, the signer hereby
                                 certifies that he has read four
                                 pages of this Agreement, and that he
                                 is duly authorized to execute this
                                 lease on behalf of the Lessee.

                                 Executed this ______ day of ____________, 1995.


                                 National Applied Computer Technologies
                                 ______________________________________________
                                                  Lessee

___________________________      By____________________________________________
Witness to Lessee Signature              Authorized Signature Title


                                 ______________________________________________
                                           Print Name of Signatory


State of         )
                 )ss
County of        )


Subscribed and sworn to before me this ______ day of ___________, 1995.


                                                  _____________________________
                                                  Notary Public

                                                  _____________________________
                                                  Residing at


Accepted this ______ day of ___________________, 1995.


          ZIONS CREDIT CORPORATION
___________________________________________
                  Lessor

By_________________________________________
         Norman Weldon
Title:   Vice President
      _____________________________________





                         THIS LEASE CANNOT BE CANCELLED

Rev: 10/13/94                     Page 4 of 4

                            ZIONS CREDIT CORPORATION


                                          May 8, 1995
----------------------------------        --------------------------------------
         (Insurance Agent)                                          Schedule # 1

                                          National Applied Computer Technologies
----------------------------------        --------------------------------------
            (Address)
                                          744 South 400 East
----------------------------------        --------------------------------------

                                          Orem, UT 84058
----------------------------------        --------------------------------------
        (Area) (Telephone)

Dear Agent:

         Effective: May 8, 1995, we entered into a lease agreement with Zions Credit Corporation for equipment incidental to our operations. Their insurable interest is shown on the attached form which must be completed in full, signed, and returned to them within thirty days. Any premium charged is our responsibility.

         If you are not able to use this form, Zions Credit Corporation will require a memorandum copy of the policy, with the endorsements for their interests attached. The Acord 25, or other "certificate" form, which contains the wording: "will endeavor to", "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives, is not acceptable.

         If you have questions, please call the insurance coordinator at Zions Credit Corporation (801) 524-4791.

         Thank you for providing this service as agent of record.


                                     National Applied Computer Technologies
                                     ______________________________________
                                                     Lessee

                                    By:____________________________________

                                    Title:_________________________________


(Please fill in complete insurance information above.)


===============================================================================

To Lessee:

This letter will be sent directly to your insurance company for immediate coverage. If Zions Credit Corporation does not receive the evidence of coverage or a copy of the policy in thirty days, insurance may be taken out with Zions Insurance Agency to protect our interest, and if so, the premium amount will be added on to your lease agreement.

                                                      Lease No: 6942
                    EQUIPMENT SCHEDULE                Lease Date: May 8, 1995
                          (Option)                    Schedule No: 1
                                                      Schedule Date: May 8, 1995

ZIONS CREDIT CORPORATION (hereinafter "Lessor"), a Utah corporation, with offices at 37 West 100 South, Salt Lake City, Utah and National Applied Computer Technologies (hereinafter "Lessee") with offices at 744 South 400 East, Orem, UT 84058 have entered into a Master Finance Lease No. 6942, dated May 8, 1995 (herein incorporated by reference and called the "Lease") pursuant to which Lessor has agreed to lease to Lessee, and Lessee has agreed to lease from Lessor, the equipment described in one or more Equipment Schedules to the Lease.

         NOW, THEREFORE, Lessee by executing this Equipment Schedule and Lessor by accepting it hereby agree as follows:

1. EQUIPMENT. The Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the property described in the Attached Schedule "A" ("Equipment") upon the terms and conditions of the Lease except as expressly provided herein.

2. Lessee shall pay all rents to Lessor at the office of Lessor in Salt Lake City, Utah or at such other place as Lessor may hereafter designate. Rent payments are due monthly in advance commencing
         , 1995, and subsequently on the same day of each month thereafter for a period of 48 months. The total advance rental of $1,086.55 (representing the first months payment(s)) is due at the time of signing this Equipment Schedule. The rental amount is as follows:

         Rent:                    $1,023.84
         Use Tax (6.125%):        62.71    (or applicable rate at time rental is due)
         TOTAL RENT:              $1,086.55

3.       LEASE TERM.      The term of this Lease with respect to the Equipment
         described herein commences on , 1995, and unless earlier terminated in accordance with the provisions of the Lease, expires on
                         ,  1999.

4. OPTION TO PURCHASE. Provided this Lease has not been earlier terminated, and Lessee has faithfully performed all terms and conditions hereunder, including payment of all rents and other sums when due, and Lessee is not then in default, Lessee shall have the option to purchase, immediately upon expiration of the Lease Term, all but not less than all property covered by this Lease for the amount of $1.00 plus all applicable taxes.

5. PROPERTY TAXES. Zions Credit Corporation ("Lessor") is the owner of the leased equipment. With the exception of titled vehicles, Lessor will declare the equipment with the taxing authorities, obtain and pay the tax bill, and then invoice Lessee for the property taxes. If Lessee believes any of the leased equipment is property tax exempt, Lessee must inform Lessor prior to commencing the lease.

6. Lessee irrevocably authorizes Lessor to insert the commencement and expiration date of the Lease term and the commencement date of the Lease payments on this Equipment Schedule and the serial number(s) of the Equipment on the attached Schedule "A".

                                 Executed this    day of              ,19     .

                                      National Applied Computer Technologies
                                 ______________________________________________
                                                       Lessee
______________________________   By:___________________________________________
           Witness

                                 Title:________________________________________

Accepted this_______day of _____________, 19____.


         ZIONS CREDIT CORPORATION
__________________________________________
                   Lessor

By:_______________________________________
         Norman Weldon
Title:   Vice President
      ------------------------------------



Rev: 2-17-95

                                  SCHEDULE "A"
                                  Page 1 of 1


This schedule is attached to and forms a part of the Master Finance Lease No. 6942 Schedule No. 1 dated May 8, 1995 between National Applied Computer Technologies, as Lessee and Zions Credit Corporation, as Lessor.
_______________________________________________________________________________

                            DESCRIPTION OF EQUIPMENT

Equipment Location: 744 South 400 East, Orem, UT 84058

1 - Digital Key-Bx S-400 Telephone System to include:
         3-    Executive Dap Base
         3-    Expanded Display
         50-   Display Speakerphone Station
         6-    Speakerphone Station
         2-    Telrad Link Data Card
         7-4   Button Set
         2-    Add On Module
         66-   K Style Handsets for DKeyBX
         1-    Digital 400 Basic Pkg
         1-    Digital 400 Under Carriage
         1-    Digital 400 Power Supply
         1-400 Memory Cartridge
         1-    Option Card
         2-    Option Module
         4-    Digital Station Card
         2-    Co Loop Start Card
         1-    T-1 Interface Card
         1-    I.V.M. 4 Port System
         1-    I.V.M. 2 Port Expansion Card





Together with all present and future accessories, attachments, or improvements thereto and replacements or substitutions therefor and proceeds thereof.

                                       National Applied Computer Technologies
                                    __________________________________________
                                                        Lessee

                                    By:_______________________________________

                                    Title:____________________________________

                                                    Lease No: 6942
                                                    Lease Date: May 8, 1995
                                                    Schedule No: 1
                                                    Schedule Date: May 8, 1995


                            DELIVERY AND ACCEPTANCE

To:      Zions Credit Corporation

The Items of Equipment described in the above referenced Master Finance Lease and Equipment Schedule have been received by us on the date below. We certify that all Items of Equipment have been fully completed, that the Items of Equipment have been examined and/or tested and are in good order and operating condition and are in all respects satisfactory and acceptable to us as delivered.


You are hereby irrevocably authorized and directed to deliver the Lease funds to the following in the amounts specified below:



         Name:      Tri-Tel Communications, Inc.

         Address:   162 East 4500 South
                    Salt Lake City, UT 84107

         Amount:    $40,516.00


                                        National Applied Computer Technologies
                                     __________________________________________
                                                      Lessee


                                     By:_______________________________________

                                     Title:____________________________________


Equipment Acceptance Date:_____________________________________________________

ZIONS CREDIT CORPORATION
_______________________________________________________________________________
                                                                 P.O. Box 3954
                                                                Salt Lake City
                                                               Utah 84110-3954
                                                                (801) 524-4791
                                                            Fax (801) 524-4988





                                    INVOICE





 Due Date:       Due upon signing lease documents

   Lessee:       National Applied Computer Technologies

  Lease #:       6942, Sch. #2

Equipment:       Port Advanced Hammer Package on Rackmount System

First Months Payment  . . . . . . . . . .     $1,451.91

Closing Fee . . . . . . . . . . . . . . .     $  914.54

Total Amount Due  . . . . . . . . . . . .     $2,366.45
                                              =========

                                                    Lease No: 6942
                           EQUIPMENT SCHEDULE       Lease Date: May 8, 1995
                                   (Option)         Schedule No: 2
                                                    Schedule Date: July 21, 1995


ZIONS CREDIT CORPORATION (hereinafter "Lessor"), a Utah corporation, with offices at 37 West 100 South, Salt Lake City, Utah and National Applied Computer Technologies (hereinafter "Lessee") with offices at 744 South 400 East, Orem, UT 84058 have entered into a Master Finance Lease No. 6942 dated May 8, 1995 (herein incorporated by reference and called the "Lease") pursuant to which Lessor has agreed to lease to Lessee, and Lessee has agreed to lease from Lessor, the equipment described in one or more Equipment Schedules to the Lease.

     NOW, THEREFORE, Lessee by executing this Equipment Schedule and Lessor by accepting it hereby agree as follows:

     1. EQUIPMENT. The Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the property described in the Attached Schedule "A" ("Equipment") upon the terms and conditions of the Lease except as expressly provided herein.

     2. Lessee shall pay all rents to Lessor at the office of Lessor in Salt Lake City, Utah or at such other place as Lessor may hereafter designate. Rent payments are due monthly in advance commencing
                         , 1995, and subsequently on the same day of each month thereafter for period of 60 months. The total advance rental of $1,451.91 (representing the first months payment(s)) is due at the time of signing this Equipment Schedule. The rental amount is as follows:

          Rent:             $1,368.11
          Use Tax (6.125%):     83.80 (or applicable rate at time rental is due)
                            ---------
          TOTAL RENT:       $1,451.91
                            =========

     3. LEASE TERM. The term of this Lease with respect to the Equipment described herein commences on , 1995, and unless earlier terminated in
         accordance with the provisions of the Lease, expires on         , 2000.

     4. OPTION TO PURCHASE. Provided this Lease has not been earlier terminated, and Lessee has faithfully performed all terms and conditions hereunder, including payment of all rents and other sums when due, and Lessee is not then in default, Lessee shall have the option to purchase, immediately upon expiration of the Lease Term, all but not less than all property covered by this Lease for the amount of $1.00 plus all applicable taxes.

     5. PROPERTY TAXES. Zions Credit Corporation ("Lessor") is the owner of the leased equipment. With the exception of titled vehicles, Lessor will declare the equipment with the taxing authorities, obtain and pay the tax bill, and then invoice Lessee for the property taxes. If Lessee believes any of the leased equipment is property tax exempt, Lessee must inform Lessor prior to commencing the lease.

     6. Lessee irrevocably authorizes Lessor to insert the commencement and expiration date of the Lease term and the commencement date of the Lease payments on this Equipment Schedule and the serial number(s) of the Equipment on the attached Schedule "A".

                                    Executed this    day of        , 1995.
                                    National Applied Computer Technologies
                                    --------------------------------------------
                                                      Lessee



                                    By:
--------------------------------        ----------------------------------------
            Witness
                                    Title:
                                           -------------------------------------


Accepted this   day of          , 1995.

         ZIONS CREDIT CORPORATION
---------------------------------------
                  Lessor

By:
    -----------------------------------
         Norman Weldon
Title:   Vice President
      ---------------------------------



Rev: 2-17-95

                                  SCHEDULE "A"
                                  Page 1 of 1


This schedule is attached to and forms a part of the Master Finance Lease
No. 6942 Schedule No. 2 dated July 21, 1995 between National Applied Computer Technologies, as Lessee and Zions Credit Corporation, as Lessor.
_______________________________________________________________________________


                            DESCRIPTION OF EQUIPMENT

Equipment Location: 744 South 400 East, Orem, UT 84058

1-  T-48 R-48 Port Advanced Hammer Package on Rackmount Systems
1-  TCP/IP
1-  SR-8 Ports Speech Rec
1-4 Ports of Analog













Together with all present and future accessories, attachments, or improvements thereto and replacements or substitutions therefor and proceeds thereof.


                                        National Applied Computer Technologies
                                     __________________________________________
                                                      Lessee


                                     By:_______________________________________

                                     Title:____________________________________

                                                    Lease No:  6942
                                                    Lease Date: May 8, 1995
                                                    Schedule No: 2
                                                    Schedule Date: July 21, 1995


                            DELIVERY AND ACCEPTANCE

To: Zions Credit Corporation

The Items of Equipment described in the above referenced Master Finance Lease and Equipment Schedule have been received by us on the date below. We certify that all Items of Equipment have been fully completed, that the Items of Equipment have been examined and/or tested and are in good order and operating condition and are in all respects satisfactory and acceptable to us as delivered.


You are hereby irrevocably authorized and directed to deliver the Lease funds to the following in the amounts specified below:



         Name:            Hammer Technologies, Inc.

         Address:         226 Lowell Street
                          Wilmington, MA 01887

         Amount:          $66,175.00


                                         National Applied Computer Technologies
                                     __________________________________________
                                                             Lessee


                                     By:_______________________________________

                                     Title:____________________________________


Equipment Acceptance Date:_____________________________________________________

                            ZIONS CREDIT CORPORATION


                                          July 21, 1995
______________________________________    ____________________________________
    (Insurance Agent)                                              Schedule # 2

                                          National Applied Computer Technologies
______________________________________    ____________________________________
(Address)
                                          744 South 400 East
______________________________________    ____________________________________

                                          Orem, UT 84058
______________________________________    ____________________________________
(Area) (Telephone)

Dear Agent:

    Effective: July 21, 1995, we entered into a lease agreement with Zions Credit Corporation for equipment incidental to our operations. Their insurable interest is shown on the attached form which must be completed in full, signed, and returned to them within thirty days. Any premium charged is our responsibility.


    If you are not able to use this form, Zions Credit Corporation will require a memorandum copy of the policy, with the endorsements for their interests attached. The Acord 25, or other "certificate" form, which contains the wording: "will endeavor to", "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives," is not acceptable.

    If you have questions, please call the insurance coordinator at Zions Credit Corporation (801) 524-4791.

    Thank you for providing this service as agent of record.




                                        National Applied Computer Technologies
                                     __________________________________________
                                                      Lessee


                                     By:_______________________________________

                                     Title:____________________________________




                                     (Please fill in complete insurance
                                     information above.)



===============================================================================

To Lessee:

This letter will be sent directly to your insurance company for immediate coverage. If Zions Credit Corporation does not receive the evidence of coverage or a copy of the policy in thirty days, insurance may be taken out with Zions Insurance Agency to protect our interest, and if so, the premium amount will be added on to your lease agreement.